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                                EXHIBIT 10.15

                        PLEDGE AND SECURITY AGREEMENT


     PLEDGE AND SECURITY AGREEMENT, dated as of February 8, 1999, between Ben Stein, an individual, having an address at 589 Lakeworth Circle, Lake Mary, Florida 32746 (referred to as the "Pledgor"), Zubair Kazi, an individual having an address at Kazi Foods, Inc., 3671 Sunswept Drive, Studio City, CA (referred to as the "Pledgee") and Financial Intranet Inc., 410 Saw Mill River Road, Ardsley, New York 10502 (the "Corporation").

                              W I T N E S E T H:

     WHEREAS, on February 8, 1999, the Corporation issued a 7% convertible note to the Pledgee, a copy of which is attached, under which Corporation is required to pay to Pledgee the principal amount of $600,000.00 (the "Note"). Pursuant to the terms of the Note, $240,000.00 principal amount will be due and payable by the Corporation to the Pledgee on demand (in the form of a Conversion Notice pursuant to the terms of the Note) by the Pledgee, at any time or times on or after February 16, 1999, while the remaining balance of $360,000 principal amount will be due and payable by the Corporation to the Pledgee on demand (in the form of a Conversion Notice pursuant to the terms of the Note) by the Pledgee, at any time or times on or after 90 days from the date of the Note.

     WHEREAS, in order to induce Pledgee to purchase the Note, Pledgor has agreed to execute and deliver this Agreement and to pledge to Pledgee as security for repayment of the Note, subject to the provisions of this Agreement, one million five hundred thousand (1,500,000) shares


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     of the  Corporation's  common  stock  (the  "Common  Stock")  owned  by the
Pledgor, par value $.001 per share, all of which is owned solely by Pledgor.

     WHEREAS, Pledgor has executed a Guaranty whereby Pledgor has guaranteed to Pledgee the full and prompt payment of the Corporation's obligations under the Note.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor and the Pledgee hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to Pledgee on behalf of and for the benefit of Pledgee, up to 600,000 shares of Common Stock to secure the payment of $240,000 principal amount due and payable by the Corporation on demand (in the form of a Conversion Notice) by the Pledgee, at any time or times on or after February 16, 1999 under the terms of the Note (the "February Pledged Stock"), and up to 900,000 shares of Common Stock to secure the payment of $360,000 principal amount due and payable by the Corporation on demand (in the form of a Conversion Notice) by the Pledgee at any time or times on or after ninety (90) days from the date of the Note (the "Ninety Day Pledged Stock", the February Pledged Stock, the Ninety Day Pledged Stock and the Endorsed Stock Power as per Section 2 herein is collectively referred to as the "Pledged Stock"). Pledgor has pledged such Pledged Stock and all proceeds thereof as collateral security for the prompt and complete payment when due and performance and observance of all obligations of the Corporation under the Note. The Note (including all representations, warranties, covenants or obligations provided for herein), together with all replacements, amendments, extensions and renewals thereof, if any from time to time are hereinafter collectively called the "Obligations".


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     2. Stock Certificates. Simultaneously with the execution of this Agreement,
Pledgor has delivered to Escrow Agent II (as defined below) certificates for the Pledged Stock to be held by Escrow Agent II as collateral under this Agreement, to secure complete and final payment by the Pledgor of the Obligations in accordance with the terms and provisions of this Agreement. Simultaneously with the execution of this Agreement, Pledgor has delivered to Escrow Agent II duly endorsed stock powers (the "Endorsed Stock Powers") that permit Pledgee to transfer the Pledged Stock to the Pledgee if an Event Default occurs, as set forth in the Note or in Paragraph 12 hereof (a copy of each stock power is attached hereto).

     3. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Pledgor shall became entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend, stock split, conversion of a convertible security or a distribution in connection with any reclassification or any increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as an addition to, in substitution, of or in exchange for any of the Pledged Stock, Pledgor agrees that such stock certificate, option or right shall be additional collateral security for the Obligations, and shall be delivered to Escrow Agent II to be held as Collateral (as defined below) pursuant to the terms of this Agreement.

     4. Collateral. All property at any time pledged to Pledgee under this Agreement and all income therefrom and proceeds thereof, including, without limitation, the Pledged Stock, are herein collectively sometimes called the "Collateral".

     5. Escrow Agent. Pledgor and Pledgee each hereby designate


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     McLaughlin  & Stern LLP,  260 Madison  Avenue,  New York NY 10016 as Escrow
Agent II ("Escrow Agent II") to hold the Pledged Stock in accordance with the escrow agreement dated as of the date hereof.

     6. Voting Rights. Unless an Event of Default, as defined herein or in the Note, shall have occurred, Pledgor shall be entitled to vote the February Pledged Stock and the Ninety Day Pledged Stock and to give consents, waiver and ratification in respect of the February Pledged Stock and Ninety Day Pledged Stock; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken, which would violate any provision of this Agreement, the Note or the Guaranty.

     7. Rights of Pledgee. Any of the Pledged Stock may, if an Event of Default has occurred and is continuing (as defined below or in the Note), (a) be registered in the name of Pledgee and its nominees (for which a power of attorney coupled with an interest is hereby granted), which may thereafter exercise all voting and other rights and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Stock as if it were the absolute owner thereof or (b) to the extent permitted by law, be sold by Pledgee in the name of Pledgor to any third party with all proceeds of such sale being paid to Pledgee (for which a power of attorney coupled with an interest is hereby granted). In addition, Pledgor grants to Pledgee a power of attorney coupled with an interest to sign on behalf of Pledgor after an Event of Default (as defined herein or in the Note), a statement renouncing or modifying Pledgor's right under section 9-505 of the Uniform Commercial Code of the State of New York.


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     8.  Remedies.  In the event that any  portion of the  Obligations  has been declared, or becomes, due and payable, or an Event of Default (as defined herein or in the Note) has occurred and is continuing, Pledgee, upon notice to the Pledgor, may forthwith collect, receive and realize upon the Collateral, or any part thereof, and shall have all applicable remedies set forth in the New York Uniform Commercial Code.

     9. Representations and Warranties of the Pledgor. Pledgor represents, warrants and covenants to Pledgee that:

     (a) Pledgor is, and as long as this Pledge Agreement shall be in effect pursuant to its terms, shall be the sole, record, legal and beneficial owner of, and has good and marketable title to, the Pledged Stock, subject to no lien, pledge or encumbrance, except the lien on the Pledged Stock created by this Agreement.

     (b) Pledgor has duly executed and delivered this Agreement, which is a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms and not in violation of any other agreements, instruments, order or judgment by which Pledgor is bound or subject. The execution, delivery and performance of this Agreement by Pledgor does not require the consent or approval of any other person, entity or governmental agency.

     (c) Pledgor represents that he is an affiliate of the Corporation, as that term is defined in Rule 144 of the Securities Act of 1933, and has been the beneficial owner of the Pledged Stock for a period of at least two (2) years from the date he acquired them from the Corporation.

     (d) Pledgor represents that the pledge of the Pledged Stock represents a bona


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     fide pledge of the  Obligation's  under the Note and that the Pledgor  will remain liable for any deficiency in the event that the delivery of the Pledged Stock to the Pledgee is insufficient to satisfy the Corporation's obligations under the Note.

     (e) Pledgor hereby represents and warrants to the Pledgee that from and after the date hereof and so long as this Pledge Agreement shall be in effect pursuant to its terms, the Pledgor agrees that it shall not take any action that would cause the Pledgor to be in breach or default of any of the Obligations, that all representations and warranties made by Pledgor shall survive this Agreement and that as of the date hereof, the Pledgee shall be deemed to have a priority lien on the Pledged Stock for the purposes and in accordance with the terms and provisions hereof, and the Pledgor shall cooperate with the Pledgee and take all action requested by the Pledgee to ensure the representations and warranties shall survive this Pledge Agreement with respect thereto.

     (f) Upon the Pledged Stock being delivered to the Pledgee as heretofore provided, they shall become fully the property of the Pledgee. The Pledgor shall take all action necessary, as the Pledgee shall request, to cause the Corporation and/or the Corporation's transfer agent to have the Pledgee or its nominee registered as the holder of record of such shares at no cost to the Pledgee. In addition, in the event that the certificates representing the Pledged Stock shall bear a restrictive legend, the Pledgor shall promptly take all necessary action, (including obtaining an opinion of counsel satisfactory to the foregoing transfer agent) at the direction of the Pledgee (at no cost to the Pledgee, the Corporation, and/or the Corporation's transfer agent,) to transfer the shares to Pledgee or its nominee for sale without restrictive legend pursuant to Rule 144(k) in accordance with the Securities Act of 1933, as amended. In addition, in the event that the


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     certificates representing the Pledged Stock shall bear a legend restricting the Pledgee's ability to freely transfer such shares, upon request of the Pledgee the Pledgor shall promptly take all necessary action, at the direction of the Pledgee, to convert the securities into Common Stock and to sell the Common Stock pursuant to an effective registration statement in accordance with the Securities Act of 1933, as amended, and the blue sky laws or such states as the Pledgee may request.

                  10.      Representations and Warranties of the Pledgee

     (a) Pledgee has duly executed and delivered this Agreement, which is a legal, valid and binding obligation of Pledgee, enforceable in accordance with its terms and not in violation of any other agreements, instruments, order or judgment by which Pledgee is bound or subject. The execution, delivery and performance of this Agreement by Pledgee does not require the consent or approval of any other person, entity or governmental agency.

     (b) Pledgee represents that he is not an affiliate of the Corporation, as that term is defined in Rule 144 of the Securities Act of 1933 (without limiting Pledgee's right to sell, transfer, convey or assign the Pledged Stock), that he will not be acquiring the Pledged Stock with a view towards distribution and that, in the event of that Pledgee sells or transfers the Pledged Stock, such sale or transfer will be in compliance with the applicable state and federal securities laws, including Rule 144 of the Securities Act.

     11. Representations and Warranties of the Corporation The Corporation represents and warrants that it shall take all action necessary to have the Pledged Stock transferred in the name of the Pledgee, including but not limited to, instructing the transfer agent to transfer the


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     Pledged  Stock to  Pledgee  and  providing  an opinion of counsel if one is requested by Pledgee.

     12. Events of Default. If any one of the following events shall occur or continue and shall not be waived in writing by Pledgee (an "Event of Default"):
(a) the Corporation shall default in the payment (including timely delivery of shares due upon receipt of a Notice of Conversion), when due and payable, of any amount due under the Note or shall be in default of any provision of the Note which shall constitute an Event of Default thereunder or (b) the Pledgor shall file, or there shall be filed against the Pledgor, a petition under any title, section or chapter of the Federal Bankruptcy Code, then, at any time, the outstanding principal amount of the Note shall be immediately due and payable, and Pledgee shall be entitled to pursue all remedies provided for in this Agreement or by law upon such acceleration upon Default. In the event the Pledgor shall file, or there shall be filed against the Pledgor, a petition under any title, section or chapter of the Federal Bankruptcy Code, then Pledgee shall have a first priority security interest with respect to the Pledged Stock

     13. Release of Collateral to Pledgee. The Pledged Stock shall be released to the Pledgor (a) upon the satisfaction by the Corporation of all of its Obligations, or (b) upon the delivery by the Corporation to Escrow Agent II of a number of shares of Common Stock in the name of the Pledgee free of liens and/or encumbrances, equal to the number of shares of Pledged Stock then held by Escrow Agent II, provided that the certificates so delivered by the Corporation shall be free of restrictive legend and subject to a Registration Statement which has been effective without suspension by the Securities and Exchange Commission for a minimum of 30 days. Upon the release of the Collateral to the Pledgor, this Agreement and the Guaranty shall


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terminate.

     14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or five days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed (1) to the Pledgee of record at its address appearing on the books of the Company, (2) to the Pledgor at 589 Lakeworth Circle, Lake Mary, Florida 32746, facsimile number: (407) 333-2373 with a copy to Steven Schuster, Esq., McLaughlin & Stern, LLP, 260 Madison Avenue, New York, NY 10016, facsimile number: (212)-448-0066.

     15. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Pledgee and Pledgor. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor. This Agreement shall inure to the benefit or and be enforceable by Pledgee and its successors and assigns.

     16. Applicable Law. This Agreement shall be governed by the laws of the State of New York without regard to conflict of law rules applied in the State of New York and has been executed and delivered in the State of New York.

     17. Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Pledgor or Pledgee shall be brought and maintained exclusively in the Federal Courts of the state of New York without reference to its conflicts of laws rules or principles. The Pledgor and the Pledgee hereby expressly and irrevocably submits to the exclusive


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     jurisdiction  of the Federal  Court of the state of New York sitting in the
Southern District for the purpose of any such litigation as set forth above. Each party further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. To the extent that the Pledgee or Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, Pledgee and Pledgor hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other documents.

     18. Counterparts. This Pledge Agreement may be executed in counterparts, each of which shall be an original, and such counterparts together shall constitute one and the same instrument.

     19. Entire Agreement. This Pledge Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be changed or modified except by a written agreement signed by the parties whose duties, obligations, rights or interest is affected thereby.


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     IN WITNESS WHEREOF, the parties above executed and delivered this Agreement on the day and year first above written.

                                PLEDGOR:


                                /s/Ben Stein
                                Ben  Stein


                                PLEDGEE:

                                /s/Zubair Kazi
                                Zubair Kazi

                                FINANCIAL INTRANET, INC.

                                By:/s/Michael Sheppard
                                   Michael Sheppard, President